UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2016
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 27, 2016, Forest City Realty Trust, Inc. (the “Company”) and James A. Ratner entered into a letter agreement memorializing the continuation of the vesting and exercise periods, as applicable, of Mr. Ratner’s outstanding restricted stock and stock options, as described below under Item 5.02 of this Current Report on Form 8-K. A copy of the Letter Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of various terms of the Letter Agreement contained herein is qualified in its entirety by reference to the Letter Agreement.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 6, 2016, the Company announced that James A. Ratner will resign his current office of Executive Vice President - Development to serve as non-executive Chairman of the Board, effective December 31, 2016. On December 27, 2016, in recognition of Mr. Ratner’s extensive and significant contributions to the Company during his service as an executive officer of the Company, the Compensation Committee of the Board of Directors of the Company approved a one-time bonus of $500,000; and, subject to the continuation of Mr. Ratner’s service as Non-Executive Chairman, the continuation of the existing vesting periods for Mr. Ratner’s outstanding restricted stock and stock options that would have otherwise expired at the termination of Mr. Ratner’s employment as an executive officer of the Company. In addition, each vested stock option held by Mr. Ratner (whether vested prior to the date of the Letter Agreement or vested thereafter) shall remain exercisable for the full remaining original term of the stock option.
Upon his resignation as an executive officer and employee of the Company, Mr. Ratner will be compensated as a non-employee director while he remains Non-Executive Chairman, and he will no longer be entitled to compensation as an executive or employee of the Company. Effective upon his appointment as Non-Executive Chairman, the Board of Directors approved an annual retainer of $150,000; and an annual award of equity compensation with grant date fair market value of $250,000.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated December 27, 2016, by and among James A. Ratner and Forest City Realty Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	January 3, 2017

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated December 27, 2016, by and among James A. Ratner and Forest City Realty Trust, Inc.